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                                                                   EXHIBIT 10.18


                         GENERAL AGREEMENT OF INDEMNITY

THIS General Agreement of Indemnity (hereinafter called Agreement), made and entered into this ___ day of ________________, 2003 by Robert Joe Hanson as Individual Surety & the undersigned as PRINCIPAL and INDEMNITORS, and (_______________) Corporately & (_______________) individually.

WHEREAS, the PRINCIPAL, in the performance of contracts and the fulfillment of obligations generally, whether solely in its own name or as co-venturer with others, may desire, or be required, to give or procure certain BONDS; and,

WHEREAS, at the request of the PRINCIPAL and the INDEMNITORS and upon the express understanding that this Agreement should be given, the SURETY has executed or procured to be executed, and may from time to time hereafter execute or procure to be executed, said BONDS on behalf of the PRINCIPAL; and,

WHEREAS, the INDEMNITORS have a substantial, material or beneficial interest in the obtaining, renewing, continuing or substituting of the BONDS; and,

WHEREAS, SURETY has relied upon and will continue to rely upon the representations of PRINCIPAL and INDEMNITORS as to their character, identity, control, beneficial ownership, financial condition and existence in executing or procuring BONDS;

NOW THEREFORE, in consideration of the above stated premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by PRINCIPAL and each of the INDEMNITORS, the PRINCIPAL and INDEMNITORS for themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, hereby covenant and agree with the SURETY, its successors and assigns, as follows:

I. DEFINITIONS. Wherever they appear in this Agreement, the following terms are defined as set forth in this section:
       A. BOND means an undertaking, a contract of surety ship, guaranty or indemnity, an agreement, consent or letter to provide such an undertaking or contract, before or after the date of this Agreement, and the continuation, extension, alteration, renewal or substitution of such an undertaking, contract, agreement, consent or letter, whether with the same or different penalties and conditions, executed, provided, or procured by the SURETY.
       B. CONTRACT means an agreement between PRINCIPAL and a third party, together with all associated documents (including but not limited to general and special conditions, specifications and drawings) for which SURETY executes or procures the execution of a BOND.
       C. PRINCIPAL means any one, combination of, or all of the named individuals, firms or corporations set forth below as PRINCIPAL including any of their present or future subsidiary corporations and any corporations or other persons or entities with which they may now or hereafter be controlled or affiliated, or their successors in interest, whether alone or in joint venture with others not named herein, including any such entity for which SURETY executes BONDS.
       D. INDEMNITOR means any one, combination of, or all of the named individuals, firms or corporations set forth below as INDEMNITOR(S) including any of their present or future subsidiary corporations and any corporations or other persons or entities with which they may now or hereafter be controlled or affiliated, or their successors in interest, whether alone or in joint venture with others not named herein, including any such person or entity who hereafter agrees to become an INDEMNITOR under this Agreement.
       E. SURETY means Global Risk Management, its reinsurers, and any other person(s) or entity(ies) which the SURETY may procure to act as a SURETY or as a co-surety of any BOND, or any other person or entity who executes a BOND at the request of the SURETY, and the successors, assigns, affiliates, associates and subsidiary companies of any of the foregoing.
       F. EVENT OF DEFAULT means any one or more of the following: (i) Any declaration of default by an obligee on any BOND, or any actual or alleged abandonment, forfeiture, or breach of, or failure, refusal or inability to perform, any CONTRACT or obligation contained in a BOND, or the filing of any suit or commencement of any action or proceeding by a creditor or obligee of an obligation against PRINCIPAL or any INDEMNITOR, or any suspension, revocation or other material adverse change in the status of any license, permit or other right or permission to bid or perform work of PRINCIPAL with any applicable licensing board or agency;
       (ii) Any actual or alleged failure, delay, refusal or inability of the PRINCIPAL to pay claims, bills or other indebtedness incurred in, or in connection with, the performance of any CONTRACT; (iii) The actual or alleged failure to perform, or comply with, any of the terms, covenants, conditions or obligations in this Agreement, or of any BOND or obligation issued by SURETY pursuant to this Agreement, including the failure to pay or discharge, when due, any indebtedness or other obligation of the PRINCIPAL to the SURETY, and the failure of PRINCIPAL or any INDEMNITOR to promptly furnish accurate, complete and up-to-date financial statements or other information upon request of SURETY, or the furnishing of a financial statement or other information by PRINCIPAL or any INDEMNITOR which contains any material misstatement or misrepresentation, or which fails to contain information necessary for an accurate presentation of PRINCIPAL'S or any INDEMNITOR'S financial condition; (iv) an assignment by the PRINCIPAL or any INDEMNITOR for the benefit of creditors, or the appointment, or an application by the PRINCIPAL or any INDEMNITOR for the appointment, of a receiver or trustee for the PRINCIPAL or any INDEMNITOR or their property, whether insolvent or not, or an application by the PRINCIPAL or any INDEMNITOR for reorganization or arrangement under any bankruptcy laws of the United States or of any State, possession or territory of the United States, or if proceedings for the appointment of a receiver or trustee, for liquidation of, for the reorganization or arrangement of the PRINCIPAL or any INDEMNITOR shall be initiated by other persons; (v) If the PRINCIPAL or any INDEMNITOR is an individual, the PRINCIPAL'S or INDEMNITOR'S dying, absconding, disappearing, incompetency, being convicted of a felony or imprisoned, becoming a fugitive from justice, or marrying (without the spouse becoming an INDEMNITOR); or, if the PRINCIPAL or INDEMNITOR is any other type of entity, any change or threat of change in the character, identity, control, arrangement, management, beneficial ownership or existence of the PRINCIPAL or INDEMNITOR, any discontinuation or cessation of operations, being convicted of a felony, being debarred from bidding on any federal, state or local governmental projects, any material adverse change in the financial condition of the PRINCIPAL or any INDEMNITOR or any transfer of assets, by PRINCIPAL or INDEMNITOR, not in the ordinary course of business to a person or entity not an INDEMNITOR; (vi) Any proceeding or the exercise of any rights by any individual or entity, including PRINCIPAL or any INDEMNITOR, which deprives or impairs PRINCIPAL'S use of its plant, machinery, equipment, plans, drawings, tools, supplies or materials; (vii) The happening of any event other than those specified in (i) through (vi) which, in the SURETY'S sole opinion, may expose SURETY to loss, cost or expense.


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II.    INDEMNITY AND HOLD HARMLESS.
       A. The PRINCIPAL and INDEMNITORS, jointly and severally, shall exonerate, hold harmless, indemnify and keep indemnified the SURETY from and against any and all claims, demands, liability, losses, costs, and expenses of whatsoever kind or nature, including court costs, attorneys' fees, adjusting costs and investigative costs, and from and against any and all other such losses and expenses which the SURETY may sustain, suffer or incur: (i) By reason of having executed or procured the execution of BONDS; (ii) By reason of the failure of the PRINCIPAL or INDEMNITORS to perform or comply with any of the covenants or conditions of this Agreement, including but not limited to the payment of all premiums due for BONDS; (iii) In enforcing any of the covenants, obligations or conditions of this Agreement; (iv) In making any investigation, obtaining or attempting to obtain a release under or exoneration of a BOND or of PRINCIPAL or SURETY, or recovering or attempting to recover loss or expense paid or unpaid bond premium in connection with this Agreement or any BOND; (v) In prosecuting or defending any action or claim in connection with any BOND, whether SURETY at its sole option elects to employ its own counsel, or permits or requires PRINCIPAL and INDEMNITORS to make arrangements for the SURETY'S legal representation; (vi) By reason of the occurrence of any Event of Default by PRINCIPAL or any INDEMNITOR; (vii) As a result of liability incurred or amounts paid in satisfaction or settlement of any or all claims, demands, damages, costs, losses, suits, proceedings or judgments relating to the PRINCIPAL'S non-performance of an obligation, CONTRACT, or any other matter under or covered by a BOND; (viii) As a result of liability incurred or expenses paid in connection with claims, suits or judgments relating to an obligation, CONTRACT, or a BOND, including, without limitation, attorney's fees and all legal expenses, including in-house attorney's fees, adjusting fees or investigative fees, and all fees and costs for investigation, accounting, adjusting, engineering or other professional services related to the adjustment of claims and losses deemed necessary or appropriate in the sole discretion of SURETY.
       B. Payment shall be made to the SURETY by the PRINCIPAL and INDEMNITORS as soon as liability exists or is asserted against the SURETY, or upon the demand of SURETY, whether or not the SURETY shall have made any payment therefore. Such payment shall be either equal to the amount of any reserve set by the SURETY, or equal to such amount as the SURETY, in its sole judgment, shall deem sufficient to protect it from loss. The SURETY shallhave the right to use the payment, or any part thereof, in payment or settlement of any liability, loss, cost or expense for which PRINCIPAL or the INDEMNITORS would be obligated to indemnify the SURETY under the terms of this Agreement.
       C. In the event of any payment by the SURETY, the PRINCIPAL and INDEMNITORS further agree that in any accounting between the SURETY and the PRINCIPAL, or between the SURETY and the INDEMNITORS, or either or both of them, the SURETY shall be entitled to reimbursement for any and all disbursements made by it in good faith in and about the matters contemplated by this Agreement under the belief that it is or was liable for the sums and amounts so disbursed, or that it was necessary or expedient to make such disbursements, whetheror not such liability, necessity, or expediency existed; and, that the vouchers or other evidence of any such payments made by the SURETY shall be prima facie evidence of the fact and amount of the liability of PRINCIPAL and INDEMNITORS to the SURETY. Inaddition to the payments to be made to SURETY as set forth above, PRINCIPAL and INDEMNITORS agree to pay to SURETY interest on all disbursements made by SURETY at the maximum rate permitted by law calculated from the date of each disbursement.

III.   ASSIGNMENT.
       A. The PRINCIPAL, and the INDEMNITORS as their interests may appear in the following subsections of this paragraph, hereby assign, transfer, pledge and set over to SURETY effective as of the effective date of each BOND executed by SURETY, the rights and property described hereafter, as collateral, to secure any and all obligations in this Agreement and any other indebtedness or liabilities of the PRINCIPAL or INDEMNITORS to the SURETY, whether heretofore or hereafter incurred: (i) All the rights of the PRINCIPAL or INDEMNITORS in, and arising in any manner out of any CONTRACT; (ii) All the right, title and interest of the PRINCIPAL or INDEMNITORS in and to all machinery, equipment, plant, tools, inventory and materials which are now, or may hereafter be utilized in connection with any CONTRACT, regardless of whether they are located at a construction site, in storage elsewhere, or in transit anywhere; (iii) All the right, title and interest of the PRINCIPAL or INDEMNITOR in and to all subcontracts and purchase orders let or to be let in connection with any CONTRACT and in and to all surety bonds supporting such subcontracts or purchase orders; (iv) All the right, title and interest of the PRINCIPAL or INDEMNITORS in and to any actions, causes of action, claims or demands whatsoever which the PRINCIPAL or INDEMNITORS may have or acquire against any party to any CONTRACT, or actions, causes of action, claims or demands arising out of or in connection with any CONTRACT including but not limited to those against obliges on bonds, design professionals, general contractors, subcontractors, laborers or materialmen or any person furnishing or agreeing to furnish or supply labor, material, supplies, machinery, tools, inventory or other equipment in connection with or onaccount of any CONTRACT and against any surety or sureties of any obligee, general PRINCIPAL, subcontractor, laborer, or materialmen; (v) All monies retained and any and all monies that may be due or which hereafter become due on account of any CONTRACT,bonded or unbonded, or on any promissory note or account receivable; (vi) Any and all right, title, interest in, or use of any patent, copyright or trade secret which is or may be necessary for the completion of any bonded work; (vii) All monies due or tobecome due to PRINCIPAL or INDEMNITORS on any policy of insurance relating to any claims arising out of the performance of any CONTRACT, including, but not limited to, claims under builders risk, liability, fire, employee dishonesty or workers compensationinsurance policies, including premium refunds; and (viii) Any and all undisbursed loan funds, deposits or interest reserve accounts to which PRINCIPAL or INDEMNITORS may be entitled, and any and all collateral for and undertakings given by the PRINCIPAL or INDEMNITORS in connection with any CONTRACT or obligation.
       B. SURETY shall have the full and exclusive right (but not the obligation), in its name or in the name of the PRINCIPAL or INDEMNITORS, to prosecute, compromise, release or otherwise resolve any of the claims, causes of action or other rights assigned to SURETY, upon such terms as SURETY, in its sole discretion shall deem appropriate.
       C. The PRINCIPAL and INDEMNITORS hereby irrevocably nominate, constitute, appoint and designate the SURETY, or its designee(s), through its or their authorized representative(s), as their attorney-in-fact with the right, but not the obligation, to exercise all of the rights of the PRINCIPAL and INDEMNITORS assigned, transferred and set over to SURETY in this Agreement,and in the name of the PRINCIPAL and INDEMNITORS to make, execute, and deliver any and all additional or other assignments, documents, papers, checks, drafts, warrants or other instruments made or issued in payment of any obligation to which SURETY has theright to receipt of payment pursuant to this Agreement deemed necessary and proper by the SURETY in order to give full effect not only to the intent and meaning of the assignments made in this Agreement, but also to the full protection intended to be herein given to the SURETY under all other provisions of this Agreement. The PRINCIPAL and INDEMNITORS hereby ratify and confirm all acts and actions taken and done by SURETY or its designee(s) as such attorney-in-fact.

IV.    RESERVE DEPOSIT.
       A. If principle defaults on a contract or has a material adverse change to its financial condition, SURETY shall deem it necessary to establish or to increase a reserve to cover any possible liability or loss for which the PRINCIPAL or INDEMNITORS will be obligated to indemnify SURETY under the terms of this Agreement, or to establish a collateral depositin connection with the issuance or procurement of any BOND for PRINCIPAL, the PRINCIPAL or INDEMNITORS will deposit with SURETY, immediately upon demand, a sum of money equal to such reserve and any increase thereof as collateral security to SURETY for such liability or loss. SURETY shall have the right to use the deposit, or any part thereof, in payment or settlement of any liability, loss, expense or other matter for which the PRINCIPAL or INDEMNITORS would be obligated to indemnify SURETY under the terms of this Agreement. SURETY shall have no obligation to invest, or to provide a return or interest on the deposit. SURETY'S demand shall be sufficient if sent by registered or certified mail to the PRINCIPAL or INDEMNITORS at the addresses stated herein or at the addresses of the PRINCIPAL or INDEMNITORS last known to SURETY, regardless of whether such demand is actually received by the PRINCIPAL or INDEMNITORS.


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       B. SURETY may seek a mandatory injunction to compel the deposit of such collateral together with any other remedy at law or in equity that SURETY may have. SURETY shall have the right to retain such collateral until SURETY has received satisfactory evidence of SURETY'S complete discharge and exoneration from any claim or potential claim under all BONDS and until SURETY has been fully reimbursed for any and all liability incurred from claims, demands, damages, costs, loss, expense, attorney's fees, or other items for which PRINCIPAL and INDEMNITORS are liable hereunder.

V.     REMEDIES UPON DEFAULT.
       A. In the event of any EVENT OF DEFAULT as described in this Agreement, SURETY shall have the right, at its option, and in its sole and absolute discretion, and is hereby so authorized by PRINCIPAL and INDEMNITORS to take any one or more of the following actions: (i) To consent to any change in or alteration in any CONTRACT or in any and all plans and specifications relating thereto; (ii) To take over any CONTRACT and arrange for its completion; (iii) To take possession of PRINCIPAL'S equipment, materials andsupplies at the site of the work or elsewhere, and PRINCIPAL'S office equipment, books and records as are necessary and utilize the same for completion of any CONTRACT; (iv) To advance or loan such funds or guarantee a loan for funds either prior to or after default, as SURETY shall deem necessary for the completion of any CONTRACT and for the discharge of SURETY in connection with any CONTRACT. The repayment of such advance or loan shall be the responsibility of the PRINCIPAL and INDEMNITORS; (v) To filean immediate suit to enforce the provisions of this Agreement; (vi) To take possession of the work performed and to be performed pursuant to all or any part of any CONTRACT, and at the expense of PRINCIPAL and INDEMNITORS, to complete the performance required by the obligation or CONTRACT or to cause the same to be completed by others or to consent to the completion thereof, and to take any other action which SURETY may deem appropriate in connection therewith; (vii) in its name or in the name of the PRINCIPAL or INDEMNITORS to adjust, settle or compromise any claim, counterclaim, demand, suit or judgment involving any BOND or to take whatever other action it may deem necessary, expedient or appropriate with respect to such matter. SURETY'S determination as to whether any such claim, counterclaim, demand, suit or judgment should be settled or defended shall be binding and conclusive upon the PRINCIPAL and INDEMNITORS.
       B. Any such action may be taken by SURETY with or without SURETY exercising any other rightor option conferred upon SURETY by law, equity or the terms of this Agreement, and without waiving any other right or option so conferred upon SURETY.
       C. At its sole option, SURETY may reduce the amount of PRINCIPAL'S and INDEMNITORS' liability to SURETY hereunder by applying to such liability any money payable to PRINCIPAL and/or INDEMNITORS by SURETY. The money payable to PRINCIPAL or INDEMNITORS may be, but is not limited to, any money payable by SURETY, in the event SURETY, by separate contract is an insurer of PRINCIPAL or INDEMNITORS or is an insurer of any other individual or legal entity, or any money payable to PRINCIPAL or INDEMNITORS as a return of unearned or other premiums, or money payable to settle a claim of PRINCIPAL or INDEMNITORS againstSURETY or any individual or other legal entity insured or bonded by SURETY. Nothing contained herein shall operate to enlarge any obligations of SURETY to PRINCIPAL or INDEMNITORS beyond those contained in this Agreement or in any such other contract of insurance.
       D. PRINCIPAL and INDEMNITORS agree that all amounts due SURETY hereunder, and all liabilities of PRINCIPAL and INDEMNITORS to SURETY are separate and independent from any actual or alleged liability of SURETY to PRINCIPAL and INDEMNITORS, and thatno set-off of any such amounts or claims shall be permitted to be exercised by PRINCIPAL and INDEMNITORS against SURETY nor used as a defense against any claim of SURETY. The PRINCIPAL and INDEMNITORS waive and subordinate all rights of indemnity, subrogation and contribution each against the other until all obligations to the SURETY under this Agreement, at law or in equity, have been satisfied in full.

VI. PREMIUMS. The PRINCIPAL and INDEMNITORS will pay to the SURETY all premiums and charges of the SURETYfor the BONDS (including but not limited to initial, renewal, additional, and contract overrun premiums according to the SURETY'S current rate manual) immediately upon issuance of each BOND, or as such premiums may arise. Any billing practice, delay in payment or other payment variance procedure shall not constitute a waiver of SURETY'S rights to obtain full payment upon the issuance of any BOND, or as such premiums may arise. The initial premium is fully earned upon execution and acceptance of the BOND.

VII.   TRUST FUND.
       A. The PRINCIPAL and INDEMNITORS covenant and agree that all payments received for or on account of any CONTRACT shall be held in trust as a trust fund for the payment of obligations incurred or to be incurred in the performance of any CONTRACT and used forlabor, materials, and services furnished in the prosecution of the work in any CONTRACT or any extension or modification thereof. It is expressly understood and declared that all monies due and to become due under any CONTRACT are also trust funds, whether in the possession of the PRINCIPAL or INDEMNITORS or otherwise. The trust funds shall be for the benefit and payment of all obligations for which the SURETY may be liable under any BONDS. The trust(s) shall inure to the benefit of the SURETY for any liability or loss it may have or sustain under any BOND, and for any and all obligations of PRINCIPAL and INDEMNITORS under this Agreement, and this Agreement and declaration constitute notice of such trust.
       B. If SURETY discharges any such obligation, it shall be entitled to assert the claim of such person to the trust funds, and PRINCIPAL and INDEMNITORS shall, upon demand of SURETY and in implementation of the trust or trusts hereby created, open an account or accounts with a bank selected by SURETY which shall be designated as a trust account or accounts for the deposit of such trust funds, and shall thereupon deposit therein all monies received pursuant to said CONTRACT or CONTRACTS. Withdrawals from such accounts shall be by check or similar instrument signed by the PRINCIPAL and countersigned by a representative of SURETY. Said trust(s) shall terminate on the payment by PRINCIPAL of all the obligations for the payment of which the trust(s) are hereby created or upon the expiration of the ability to make a claim under the bond, whichever shall first occur.

VIII. PERFECTION OF SECURITY INTEREST. This Agreement shall constitute a Security Agreement for the benefit of the SURETY and also a Financing Statement, both in accordance with the provisions of the Uniform Commercial Code or any similar statute, ordinance or regulation of any jurisdiction or agency, and may be so used by the SURETY without in any way abrogating, restricting or limiting the rights of the SURETY under this Agreement or under law or in equity. SURETYmay add such schedules to this Agreement describing specific items of security covered hereunder as shall be necessary or appropriate. The SURETY may, at its option, file or record this Agreement or any other document executed by any or all of the PRINCIPAL or INDEMNITORS in connection with the application, issuance or execution of any BOND(S), or renewal thereof, coming within the scope of this instrument as a security agreement or as part of a financing statement or, as notice of its prior interest and assignment under the provisions of the Uniform Commercial Code or any other statute, ordinance or regulation of any jurisdiction or agency. The failure to so file shall not release or discharge any of the obligations of the PRINCIPAL or INDEMNITORS under this Agreement.

IX. CHANGES. The SURETY, at its sole option, is authorized and empowered, with notice to or knowledge of PRINCIPAL or the INDEMNITORS, to agree or refuse to agree to any change whatsoever in any BOND, or any CONTRACT, including, but not limited to, any change in the time for the completion of any CONTRACT and to payments or advances thereunder before the same may be due, and to assent to or take any assignment or assignments, to execute or consent to the execution of any continuations, extensions, renewals, enlargements, modifications, changes or alterations of any BOND and to execute any substitute or substitutes therefore, with the same or different conditions, provisions and obliges and with the same or larger or smaller penalties. It isexpressly understood and agreed that the PRINCIPAL and INDEMNITORS shall remain bound under the terms of this Agreement even though any such assent by the SURETY does or might substantially increase the liability of said PRINCIPAL or INDEMNITORS.

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X.     ADVANCES TO PRINCIPAL. The SURETY, at its sole option, is authorized and empowered to guarantee loans, to advance or lend to, or for the account of, the PRINCIPAL any money, which the SURETY in its sole discretion may see fit to do, reserving to itself, however, the absolute right to cancel any such guarantee and to cease advancing or lending money to the PRINCIPAL or for the account of the PRINCIPAL with or without cause and with or without notice to PRINCIPAL or INDEMNITORS. SURETY shall not be held responsiblefor application of the proceeds of such loan or advance. All money expended by the SURETY, or lent or advanced from time-to-time to, or for the account of, the PRINCIPAL or guaranteed by the SURETY, and all related cost and expense incurred by the SURETY, shall be loss to the SURETY for which the PRINCIPAL and the INDEMNITORS shall be responsible, notwithstanding that said money or any part thereof should not be so used by the PRINCIPAL.

XI. BOOKS AND RECORDS. At any time, and until such time as the liability of the SURETY under all BONDS is terminated or SURETY is fully reimbursed all amounts due to it under this Agreement, the SURETY shall have the right of access to the books, records, accounts and documents of the PRINCIPAL and INDEMNITORS, wherever located, for the purpose of inspection, copying or reproduction. Any financial institution, depository, materialman, supply house, obligee, general PRINCIPAL, subcontractor, or other person, firm, or corporation, when requested by the SURETY, is hereby authorized by PRINCIPAL and INDEMNITORS to furnish the SURETY any information requested by SURETY, including, but not limited to, the status of the work under any CONTRACT being performed by the PRINCIPAL, the status, extent or condition of the performance of any CONTRACT being performed by the PRINCIPAL, the status, extent or condition of the performance of any other CONTRACT and payment of accounts. Upon the occurrence of any Event of Default, PRINCIPAL and INDEMNITORS, upon SURETY'S request, shall immediatelyturn over to SURETY, or its designee, at a place and in a manner designated by SURETY, such books, records, accounts, documents and CONTRACTS in whatever form, as requested by SURETY. The expense of any inspection permitted hereunder, and of providing the records so specified, shall be borne by PRINCIPAL and INDEMNITORS. SURETY may furnish any information, which it now has or may hereafter acquire concerning the PRINCIPAL and INDEMNITORS, to other persons, firms or entities for the purpose of procuring co-suretyship or reinsurance or of advising such persons, firms, or entities as it may deem appropriate.

XII. DECLINE OF EXECUTION. PRINCIPAL and INDEMNITORS are not obligated to request the SURETY to execute, provide or procure any BOND required of them in the performance and fulfillment of obligations. Furthermore, the SURETY has the right in its sole and absolute discretion, to decline to execute, provide or procure any BOND requested by PRINCIPAL. If SURETY does execute, provide or procure the execution of a bid bond or proposal bond, or agrees or consents to provide such contract of suretyship, SURETY retains the right in its sole and absolute discretion to decline to execute the final bond (including, but not limited to, performance, payment or maintenance bond(s) that may berequired in connection with any award that may be made under the bid proposal or tender to which the bid proposal bond or agreement or consent to provide such contract of suretyship is given, without relieving PRINCIPAL or INDEMNITORS from their liability under this Agreement in connection with the provision of the bid bond or proposal bond. SURETY shall not be liable to PRINCIPAL or INDEMNITORS for any such action, and is released from any and all liability, cost or expense arising out of, relating to orresulting from any such action.

XIII. WAIVERS BY PRINCIPAL AND INDEMNITORS. The PRINCIPAL and INDEMNITORS hereby waive and agree not to assert any of the following, to the end and effect that PRINCIPAL and INDEMNITORS shall be and continue to be liable hereunder: (i) Any defense that this Agreement was executed subsequent to the date of any BOND, it being expressly understood and agreed that the PRINCIPAL and INDEMNITORS hereby admit and covenant that the BOND was executed by SURETY pursuant to the request of the PRINCIPAL and INDEMNITORS and in reliance on the promise by the PRINCIPAL and INDEMNITORS to execute and perform this Agreement; (ii) Any right to claim that any of their property, including homesteads, is exempt from levy, execution, sale or other legal process under the laws of any state, territory or possession in any action brought by SURETY under this Agreement; (iii) Any right to require SURETY to proceed against PRINCIPAL or INDEMNITORS or any other person, firm or entity or to proceed against orexhaust any security or remedy held by SURETY at any time or to pursue any other remedy in SURETY'S power; (iv) The defense of the statute of limitations in any action hereunder for the collection of any claim or amount due under this Agreement, or the performance of any obligation indemnified hereby; (v) Any defense based upon an election of remedies by SURETY, which election may destroy or otherwise impair subrogation rights of PRINCIPAL or any INDEMNITOR or the right of INDEMNITOR to proceed against thePRINCIPAL or to realize upon any security; (vi) Any right to notice of the execution of any BOND and of the acceptance of this Agreement; (vii) Any right to notice of any default, payment or any other act or acts giving rise to any claim under any BOND, as well as notice of any and all liability of the SURETY under any BOND, and any and all liability on the part of PRINCIPAL and INDEMNITORS hereunder.

XIV.   SUITS.
       A. Separate suits may be brought by SURETY against any or all of the PRINCIPAL or INDEMNITORS to enforce the terms of this Agreement as causes of action accrue, and the bringing of suit or the recovery of judgment upon any cause of action shall not prejudice or bar the bringing of other suits upon other causes of action, whether previously or subsequently arising.
       B. The PRINCIPAL and each INDEMNITOR is the agent for the PRINCIPAL and all INDEMNITORS for the purpose of accepting service of any process in the jurisdiction in which the PRINCIPAL or INDEMNITORS accepting the process resides, is domiciled, isdoing business or is found.

XV. OTHER SURETIES. If the SURETY procures the execution of any BOND by other sureties, or executes the BONDS with co-sureties or reinsures any portion of said BONDS with reinsuring sureties, then all the terms and conditions of this Agreement shall inure to the benefit of such other sureties, co-sureties and reinsuring sureties, as their interests may appear.

XVI.   TERMINATION.
       A. This Agreement is a continuing obligation of the PRINCIPAL and INDEMNITORS, and their successors, legal representatives, estates, heirs and assigns, unless terminated by written notice to SURETY as hereinafter provided, and such termination by a particular person or entity shall in no way affect the obligation of any other person or entity who has not given such notice. If PRINCIPAL or INDEMNITORS have previously executed an Agreement in favor of SURETY, the acceptance by SURETY of this Agreement shall not relieve PRINCIPAL or INDEMNITORS from liability to SURETY under such prior Agreement.
       B. This Agreement may be terminated by PRINCIPAL or any INDEMNITOR upon written notice to SURETY by PRINCIPAL or INDEMNITORS, or by PRINCIPAL'S or INDEMNITOR'S legal representatives or successors, by Registered or Certified Mail addressed to SURETY at its home office shown inthis Agreement, as such may be changed from time-to-time. Termination of this Agreement as to such person providing notice shall not be effective until thirty (30) days after receipt of said written notice by SURETY. It is understood and agreed that oral notice to or constructive notice to any agent or employee of SURETY shall not constitute effective notice of termination under this Agreement.

INITIALS:_______________________________                       PAGE 4 OF 8 PAGES

       C. Termination of this Agreement shall not relieve the PRINCIPAL or INDEMNITORS from liability to SURETY arising out of any BOND executed, authorized, provided or procured by SURETY on behalf of PRINCIPAL prior to the effective date of such termination and for which this Agreement is part of the consideration on which SURETY relied in executing, authorizing, providing or procuring such BONDS, including any renewals, substitutions and extensions thereof, and any BONDS executed pursuant to a bid or proposal bond executed or authorized prior to such effective date of termination, and any renewals, substitutions and extensions thereof, and any maintenance or guarantee bonds executed incidental to any other BOND, and any renewals, substitutions and extensions thereof.
       D. The liability of the INDEMNITORS hereunder as to existing or future BONDS of PRINCIPAL shall not terminate by reason of the failure of SURETY to disclose facts known about PRINCIPAL, even though such facts materially increase the risk beyond that which the INDEMNITORS might intend to assume. Whether SURETY may have reason to believe such facts are unknownto the INDEMNITORS, or whether SURETY may have reasonable opportunity to communicate such facts to the INDEMNITORS, the INDEMNITORS hereby waive notice of such facts, and of any obligation of SURETY to notify INDEMNITORS of same.

XVII.  NOTIFICATION.
       A. TheINDEMNITORS agree among themselves and hereby acknowledge to SURETY that notification by SURETY to any one INDEMNITOR shall constitute notice to all INDEMNITORS. Any notice permitted to PRINCIPAL or INDEMNITOR may be sent by SURETY to their respective addresses shown in this Agreement, but failure of PRINCIPAL or INDEMNITOR to receive such notice shall not operate as a waiver of SURETY'S rights or a bar to enforcement of SURETY'S rights. PRINCIPAL and INDEMNITORS shall notify SURETY promptly of any change of address. Written notice must be given by PRINCIPAL or INDEMNITORS to SURETY at its home office, as shown in this Agreement and as same may be changed from time-to-time, or at such other address as SURETY may provide to PRINCIPAL or INDEMNITORS from time-to-time, at the earliest practical time of any anticipated change or negotiations entered into by PRINCIPAL or INDEMNITORS for any anticipated change in the character, identity, control arrangement, management, beneficial ownership (including, if a corporation, ownership of more than 5% of the stock of PRINCIPAL or INDEMNITOR), or existence of the PRINCIPAL or INDEMNITORS.
       B. The PRINCIPAL and INDEMNITORS shall promptly provide written notice to the SURETY at its home office as shown in this Agreement, assuch address may be changed from time-to-time, of any of the following events: (i) Notice by any obligee on any BOND to the PRINCIPAL that the PRINCIPAL is in default or has failed or refused to perform any CONTRACT obligation; or that PRINCIPAL has failed to pay any obligation; and (ii) Notice by any obligee on any BOND to the PRINCIPAL that the PRINCIPAL cure its performance or show cause as to why the PRINCIPAL should not be terminated for default.

XVIII INSPECTIONS. The SURETY, by and through its authorized representatives, shall have the right, but not the obligation to inspect the PRINCIPAL'S property, documents and operations, including projects on which the PRINCIPAL is performing work, whether bonded or not, at any time and from time-to-time. The PRINCIPAL shall assure access by the SURETY'S representative to all areas of the PRINCIPAL'S property and operations. Neither the SURETY'S right to make inspections nor the making thereof, nor the making of any report as a result thereof, shall constitute anundertaking, by the SURETY or its representatives, of or for the benefit of the PRINCIPAL or INDEMNITORS or any other person, firm, organization or entity to determine, warranty or guarantee that such property or operations are safe, appropriate or are incompliance with any law, rule, regulation, or the CONTRACT; the PRINCIPAL and INDEMNITORS shall defend, indemnify and hold harmless the SURETY from any and all claims, liability or loss arising out of the performance of such inspections.

XIX GENERAL PROVISIONS. (i) If any provision or provisions, or portion thereof, of this Agreement shall be void or unenforceable under the laws of any jurisdiction governing its construction, this Agreement shall not be void or vitiated thereby, but shall be construed and enforced with the same effect as though such provision or provisions, or portion thereof, were omitted. (ii) In case any of the parties mentioned in this Agreement fail to execute the same, or in case the execution hereof by any of the parties shall be defective or invalid for any reason, such failure, defect or invalidity shall not in any manner affect the validity of this Agreement or the liability hereunder of any of the parties executing the same, but each and every party executing same shall be and remain fully bound and liable hereunder to the same extent as if such failure, defect or invalidity had not existed. (iii) All rights and remedies of SURETY under this Agreement or however otherwise derived shall be cumulative, and the exercise of or failure toexercise any right or remedy at any time shall not be an election of remedy or a waiver of any other right or remedy. Failure of SURETY to pursue any remedy against any one or more of the PRINCIPAL or INDEMNITORS shall not release or waive any right against any other of the PRINCIPAL or INDEMNITORS. The SURETY is not required to exhaust its remedies or rights against PRINCIPAL or to await receipt of any dividends from the legal representatives of PRINCIPAL before asserting its rights under this agreementagainst the INDEMNITORS. The rights, powers and remedies given to SURETY by this Agreement shall be and are in addition to, and not in lieu of, any and all rights, powers and remedies which SURETY may have or acquire against the PRINCIPAL or INDEMNITORSor others whether by the terms of any other agreement, by operation of law or otherwise. (iv) The PRINCIPAL or INDEMNITORS shall continue to remain bound under this Agreement even though SURETY may, from time-to-time and with or without notice to or knowledge of the PRINCIPAL or INDEMNITORS, have heretofore accepted or released, or shall hereafter accept or release, other Agreements of Indemnity or release, exchange or return collateral of the PRINCIPAL or INDEMNITORS or others Failure of PRINCIPAL to sign any BONDS shall not relieve the PRINCIPAL or INDEMNITORS of liability under this Agreement. (v) The PRINCIPAL and INDEMNITORS will, on request of SURETY, procure the discharge of SURETY from any BOND, and all liability by reason thereof. (vi) SURETY shall have every right, defense, or remedy which a personal surety without compensation would have, including the right of exoneration. The SURETY shall have the right to fill in any blanks left herein and to correct any errors in filling in any blanks herein. (vii) This Agreement may not be changed or modified orally. No change or modification shall be effective unless specifically agreed to in writing, and signed by an officer of the SURETY. (viii) Wherever used in this Agreement the plural shall include the singular, the singular shall include the plural, and the neuter shall include both genders as the circumstances require. (ix) This Agreement is to be liberally construed so as to protect, exonerate and indemnify SURETY. (x) The paragraph titles as contained in this Agreement are descriptive only and do not restrict or modify the terms of the Agreement. In the event of any inconsistency between the paragraph titles and the terms of this Agreement, the terms of this Agreement shall control. (xi) This Agreement shall be interpreted in accordance with the laws of the State of Delaware.

XX MERGER AND CONSOLIDATION. THE PRINCIPAL AND INDEMNITORS HAVE READ AND UNDERSTAND THIS AGREEMENT, AND HAVE CONSULTED WITH SUCH LEGAL AND OTHER PROFESSIONAL ADVISORS AS THEY DEEM NECESSARY PRIOR TO EXECUTING THIS AGREEMENT. EXCEPT FOR ANY PREVIOUS INDEMNITY AGREEMENT OR AGREEMENTS EXECUTED BY PRINCIPAL OR INDEMNITORS, THIS AGREEMENT OF INDEMNITY CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES. NO OTHER SEPARATE AGREEMENTS OR UNDERSTANDINGS, PAST, PRESENT OR FUTURE, WHETHER ORAL OR WRITTEN, CHANGE THE TERMS OF THIS AGREEMENT.



IN WITNESS WHEREOF, the PRINCIPAL and INDEMNITORS, intending to be legally bound hereby, have signed and sealed this Agreement the day and year first above written.

                         *** SIGNATURE PAGES FOLLOW ***

INITIALS:_______________________________                       PAGE 5 OF 8 PAGES

================================================================================
PRINCIPAL
--------------------------------------------------------------------------------

Witness:


By: X
   ---------------------------------------------------------

Type Name:                          Title:

[AFFIX CORPORATE SEAL]

--------------------------------------------------------------------------------

PRINCIPAL:
Address
City, State, Zip


--------------------------------------------------------------------------------




By: X
   ---------------------------------------------------------

Type Name:                          Title:
------------------------------------------------------------
================================================================================
                     ACKNOWLEDGEMENT OF CORPORATE PRINCIPAL
================================================================================

STATE OF ......................................
                                                } ss.
COUNTY OF......................................

On this ___ day of _______________, _______________, before me, personally appeared _______________ personally known to me or proved to me on the basis of satisfactory evidence to be the person who is subscribed to in this instrument, who, being duly sworn, did depose and say that he is _______________ of _______________ The corporation described in, and which executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with _______________ and knows that he/she is the _______________ of said corporation and that he subscribed his/her name to the within instrument by a like order of the said Board of Directors.

Sworn to and subscribed before me this ___ day of _______________, _______.

Notary Public
             ------------------------------------------

             My Commission Expires:
                                   ---------------------------------------------

[SEAL]

================================================================================
                          ACKNOWLEDGEMENT OF PRINCIPAL
                           (OTHER THAN A CORPORATION)
================================================================================

STATE OF.......................................
                                                 } ss.
COUNTY OF......................................

On this ___ day of _______________, _______________, before me, personally appeared _______________ a member of the firm of_______________. personally known to me or proved to me on the basis of satisfactory evidence to be the person who is described in and who executed the foregoing instrument, and acknowledged to me that (s)he executed the same as and for the act and deed of the said firm.

Sworn to and subscribed before me this ___ day of _______________, _______.

Notary Public
             ------------------------------------------

             My Commission Expires:
                                   ---------------------------------------------

[SEAL]

================================================================================
               ACKNOWLEDGEMENT OF SOLE OFFICER CORPORATE PRINCIPAL
================================================================================

STATE OF.......................................
                                                 } ss.
COUNTY OF......................................

On this ___ day of _______________, before me personally appeared _______________ to me personally know, or proved to me on the basis of satisfactory evidence, to be the person who is subscribed to in this instrument, who, being duly sworn, did depose and say that (s)he is the President _______________ the corporation described in, and which executed, the within instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the Board of Directors of said corporation; that (s)he signed his/her name thereto by like order; and the deponent further said that (s)he is the sole officer of said corporation in accordance with the laws of the state of incorporation of said corporation.

Sworn to and subscribed before me this ___ day of _______________, _______.

Notary Public
             ------------------------------------------

             My Commission Expires:
                                   ---------------------------------------------

[SEAL]

================================================================================

INITIALS:_______________________________                       PAGE 6 OF 8 PAGES

================================================================================
                            INDIVIDUAL INDEMNITOR(S)
================================================================================

SignatureX
--------------------------------------------------------------------------------
Name:                                      SS
Home Address:
Residence Phone #
--------------------------------------------------------------------------------

Signature

--------------------------------------------------------------------------------
Name:                                      SS #
Home Address:
Residence Phone  #
--------------------------------------------------------------------------------

Signature

--------------------------------------------------------------------------------
Name:                                      S.S. #
Home  Address
Residence Phone #
--------------------------------------------------------------------------------

Signature

--------------------------------------------------------------------------------
Name                                       SS #
    ---------------------------------
Home Address:
Residence Phone #

--------------------------------------------------------------------------------

ONE (1) "INDIVIDUAL" PER NOTARY ACKNOWLEDGMENT
================================================================================
                           INDIVIDUAL ACKNOWLEDGEMENTS
================================================================================

STATE OF ......................................
                                                 } ss.
COUNTY OF......................................


On this ___ day of _______________, _______________, before me personally appeared _______________ personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to in this instrument, and acknowledged to me that (s)he executed the same.

Sworn to and subscribed before me this ___ day of _______________, _______.

Notary Public
             ------------------------------------------

             My Commission Expires:
                                   ---------------------------------------------

[SEAL]

================================================================================

STATE OF ......................................
                                                 } ss.
COUNTY OF......................................

On this day ___ of _______________, _______________, before me personally appeared _______________ personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to in this instrument, and acknowledged to me that (s)he executed the same.

Sworn to and subscribed before me this ___ day of _______________, _______.

Notary Public
             ------------------------------------------

             My Commission Expires:
                                   ---------------------------------------------

[SEAL]

================================================================================

STATE OF ......................................
                                                 } ss.
COUNTY OF......................................

On this ___ day of _______________, _______________, before me personally appeared _______________ personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to in this instrument, and acknowledged to me that (s)he executed the same.

Sworn to and subscribed before me this ___ day of _______________, _______.

Notary Public
             ------------------------------------------

             My Commission Expires:
                                   ---------------------------------------------

[SEAL]

================================================================================

STATE OF ......................................
                                                 } ss.
COUNTY OF......................................

On this ___ day of _______________, _______________, before me personally appeared _______________ personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to in this instrument, and acknowledged to me that (s)he executed the same.

Sworn to and subscribed before me this ___ day of _______________, _______.

Notary Public
             ------------------------------------------

             My Commission Expires:
                                   ---------------------------------------------

[SEAL]

================================================================================

INITIALS:_______________________________                       PAGE 7 OF 8 PAGES

================================================================================
ADDITIONAL CORPORATE INDEMNITOR
================================================================================

ATTEST or 3rd Party Witness:

By: X
   ---------------------------------------------------------------------

Type Name/                                   Title
          ----------------------------------

Home Address:


Hone Phone #:




[AFFIX CORPORATE SEAL]
--------------------------------------------------------------------------------

Corporate Indemnitor Name :

Address

City    State   Zip

--------------------------------------------------------------------------------

By: X
   ---------------------------------------------------------------------

Type Name:                                 Title:

================================================================================
               ACKNOWLEDGEMENT OF ADDITIONAL CORPORATE INDEMNITOR
================================================================================

STATE OF ......................................
                                                 } ss.
COUNTY OF......................................

On this ___ day of _______________, __________, before me, personally appeared _______________ personally known to me or proved to me on the basis of satisfactory evidence to be the person who is subscribed to in this instrument, who, being duly sworn, did depose and say that (s)he is the _______________ of _______________ the corporation described in, and which executed, the within instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that (s)he signed his/her name thereto by like order; and the deponent further said that (s)he is acquainted with _______________ and knows that (s)he is the _______________ of said corporation and that (s)he subscribed his/her name to the within instrument by a like order of the said Board of Directors.

Sworn to and subscribed before me this ___ day of _______________, _______.

Notary Public
             ------------------------------------------

             My Commission Expires:
                                   ---------------------------------------------

[SEAL]

================================================================================
ADDITIONAL CORPORATE INDEMNITOR
================================================================================

ATTEST or 3rd Party Witness:

By: X
   ---------------------------------------------------------------------

Type Name/Title

Home Address:
             -----------------------------------------------
Hone Phone #:
             -----------------------------------------------


[AFFIX CORPORATE SEAL]

--------------------------------------------------------------------------------

Corporate Indemnitor Name

Address

City    State   Zip

--------------------------------------------------------------------------------

By:
   ---------------------------------------------------------------------

Type Name:                                 Title: President

================================================================================
               ACKNOWLEDGEMENT OF ADDITIONAL CORPORATE INDEMNITOR
================================================================================

STATE OF ......................................
                                                 } ss.
COUNTY OF......................................

On this ___ day of _______________, __________, before me, personally appeared _______________ personally known to me or proved to me on the basis of satisfactory evidence to be the person who is subscribed to in this instrument, who, being duly sworn, did depose and say that (s)he is the _______________ of _______________, the corporation described in, and which executed, the within instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that (s)he signed his/her name thereto by like order; and the deponent further said that (s)he is acquainted with _______________, and knows that (s)he is the _______________ of said corporation and that (s)he subscribed his/her name to the within instrument by a like order of the said Board of Directors.


Sworn to and subscribed before me this ___ day of _______________, _______.

Notary Public
             ------------------------------------------

             My Commission Expires:
                                   ---------------------------------------------

[SEAL]

================================================================================

INITIALS:_______________________________                       PAGE 8 OF 8 PAGES